MRC Global®

Earnings Presentation

Third Quarter 2025

November 5, 2025

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will", "expect", "look forward", "guidance", "targeted", "goals", and similar expressions are intended to identify forward-looking statements , including, for example, statements about the merger (as defined below), future events, plans and anticipated results of the operations, business strategies, the anticipated benefits of the merger, the anticipated impact of the merger on the combined company's business and future financial operating results, the expected amount and timing of synergies from the mergers, the anticipated closing date for the merger.

Statements about the DNOW-MRC Global merger (the "merger"), future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the merger, the anticipated impact of the merger on the combined company's business and future financial operating results, the expected amount and timing of synergies from the merger, the anticipated closing date for the merger, the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated November 5, 2025.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income or Net Income from Continuing Operations (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income from continuing operations)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Net debt leverage ratio & Net debt leverage ratio including preferred shares**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary | Financial Highlights

3Q 2025

Announced combination with DNOW on June 26

- Expected to create a premier energy & industrial solutions provider
- **$70M** of estimated **annual cost** synergies within 3 years of closing
- Anticipated closing in the fourth quarter of 2025

Sequential Revenue

- 3Q 2025: **$678M**, declined **15%** from 2Q 2025
- U.S. ERP system implementation negatively impacted 3Q revenue as well as weaker market conditions in PTI & DIET
- By sector
  - Gas Utilities down **2%**
  - DIET down **11%**
  - PTI down **32%**
- By segment
  - U.S. down **16%**
  - International down **9%**

Margins

- Net loss from continuing operations
  - **$(9)M**, or **(1.3)%** of sales
- Adjusted EBITDA
  - **$36M**, or **5.3%** of sales
- Gross Profit
  - **$125M**, or **18.4%** of sales
- Adjusted Gross Profit
  - **$148M**, or **21.8%** of sales

Balance Sheet

- Net debt leverage ratio of **2.7x**
- Liquidity **$536M**
- Cash **$59M**

Operating Cashflow – Continuing Operations

- **$36M** used in 3Q due primarily to inventory purchases and lower collections from U.S. ERP implementation issues

Cost Management and Working Capital Efficiency

- SG&A **$128M**, or **18.9%** of sales
- Adjusted SG&A **$116M**, or **17.1%** of sales
- Net working capital to TTM sales ratio of **16.2%**

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated November 5, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.

Revenue Composition - 3Q 2025

By Geographic Segment


International
19%
US
81%

By End-Market Sector


PTI
28%
Gas Utilities
43%
DIET
29%

By Product Group


Valves, Automation, Measurement & Instrumentation
37%
Gas Products
29%
Carbon Fittings & Flanges
12%
Line Pipe
12%
General Products
6%
Stainless Steel & Alloy Pipe & Fittings
4%


US by Sector
DIET
24%
Gas
Utilities
53%
PTI
23%


International
by Sector
DIET
53%
PTI
47%

Sequential Revenue Changes by Business Sector

($ millions)

Gas Utilities


$299
(2)%
$292
2Q25
3Q25

Sales declined $7M, or 2% , driven by:

- Activity disruption caused by ERP system implementation

DIET


$223
(11)%
$199
2Q25
3Q25

Sales declined $24M, or 11%, due to:

- Activity disruption caused by ERP system implementation
- Project postponements and cancellations in the U.S. resulting from increased steel prices due to tariffs as well as weaker refining and chemical markets

PTI


$276
(32)%
$187
2Q25
3Q25

Sales decreased $89M, or 32%, driven by:

- Activity disruption caused by ERP system implementation
- Reduced U.S. upstream activity from lower commodity prices

Quarterly Financial Performance - GAAP

($ millions, except per share data)

Sales



$771
$798
$678
$2,347
$2,188
3Q24
2Q25
3Q25
YTD 2024
YTD 2025

Gross Profit & % Margin



$157
$151
$125
$485
$418
20.4%
18.9%
18.4%
20.7%
19.1%
3Q24
2Q25
3Q25
YTD 2024
YTD 2025

Net Income (Loss) From Continuing Operations & % Margin



$29
$13
(1.3)%
$79
$12
3.8%
1.6%
3.4%
0.5%
3Q24
2Q25
3Q25
$(9)
YTD 2024
YTD 2025

Diluted EPS from Continuing Operations



$0.27
$0.15
$0.71
$0.14
3Q24
2Q25
3Q25
$(0.11)
YTD 2024
YTD 2025

Quarterly Financial Performance - Adjusted

($ millions)

Adjusted Gross Profit & % Margin[1]



$162
21.0%
3Q24
$172
21.6%
2Q25
$148
21.8%
3Q25
$512
21.8%
YTD 2024
$473
21.6%
YTD 2025

Adjusted EBITDA & % Margin[1]



$47
6.1%
3Q24
$54
6.8%
2Q25
$36
5.3%
3Q25
$169
7.2%
YTD 2024
$126
5.8%
YTD 2025

Adjusted Net Income from Continuing Operations[1]



$24
3Q24
$22
2Q25
$11
3Q25
$81
YTD 2024
$45
YTD 2025

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility

($ millions)

Total Debt (plus preferred shares)



$440
Preferred shares
Debt
$449
Debt
$476
Debt
3Q24
2Q25
3Q25

	3Q24	2Q25	3Q25
Net Debt[1]:	$23	$374	$417
Preferred shrs:	$355	N/A	N/A
Net debt leverage[1]:	1.7x	2.2x	2.7x

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix. 3Q24 net debt leverage ratio includes preferred shares, which were repurchased in October 2024.

Cash Flow Provided by (Used in) Continuing Operations



$99
$(46)
$(36)
$195
$(61)
3Q24
2Q25
3Q25
YTD 2024
YTD 2025

Capital Structure

September 30, 2025	
Cash and Cash Equivalents	**$ 59**
Total Debt (including current portion):	
Global ABL Facility due 2029	134
Term Loan B due 2031, net of discount	342
Total Debt	$ 476
Total stockholders' equity	531
Total Capitalization	**$ 1,007**
Liquidity	**$ 536**

Net Working Capital to Sales Ratio[2]



13.3%
14.2%
16.2%
3Q24
2Q25
3Q25

2. Working capital to sales ratio is defined as working capital from continuing operations (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

APPENDIX

Adjusted Gross Profit Reconciliation

APPENDIX

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2025		June 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 678**		**$ 798**		**$ 771**		**$2,188**		**$ 2,347**	
Gross profit	**$ 125**	**18.4%**	**$ 151**	**18.9%**	**$ 157**	**20.4%**	**$ 418**	**19.1%**	**$ 485**	**20.7%**
Depreciation and amortization	6		7		6		18		16	
Amortization of intangibles	4		4		5		13		15	
Increase (decrease) in LIFO reserve	13		10		(6)		24		(4)	
Adjusted Gross Profit	**$ 148**	**21.8%**	**$ 172**	**21.6%**	**$ 162**	**21.0%**	**$ 473**	**21.6%**	**$ 512**	**21.8%**

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 5, 2025.

Adjusted SG&A Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	September 30, 2025		June 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 678		$ 798		$ 771		$ 2,188		$ 2,347	
SG&A	$ 128	18.9%	$ 130	16.3%	$ 120	15.6%	$ 382	17.5%	$ 362	15.4%
Facility closures	-		-		-		-		(1)	
Internal control remediation	-		-		-		(2)		-	
ERP system implementation	(6)		-		-		(6)		-	
Non-recurring other legal and consulting costs	(6)		(6)		-		(13)		-	
Activism response legal and consulting fees	-		-		-		-		(4)	
Adjusted SG&A	$ 116	17.1%	$ 124	15.5%	$ 120	15.6%	$ 361	16.5%	$ 357	15.2%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated November 5, 2025.

Adjusted EBITDA Reconciliation

APPENDIX

	THREE MONTHS ENDED						NINE MONTHS ENDED			
($ millions)	September 30, 2025		June 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 678		$ 798		$ 771		$ 2,188		$ 2,347	
Net (loss) income	$ (9)	(1.3)%	$ 13	1.6%	$ 29	3.8%	$ (18)	(0.8)%	$ 78	3.3%
Loss from discontinued operations, net of tax	-		-		-		30		1	
Net (loss) income from continuing operations	(9)	(1.3)%	13	1.6%	29	3.8%	12	0.5%	79	3.4%
Income tax (benefit) expense	(4)		5		3		2		23	
Interest expense	10		10		4		29		19	
Depreciation and amortization	6		7		6		18		16	
Amortization of intangibles	4		4		5		13		15	
Facility closures	-		-		-		-		1	
Increase (decrease) in LIFO reserve	13		10		(6)		24		(4)	
Equity-based compensation expense	4		4		4		12		11	
Internal control remediation	-		-		-		2		-	
ERP system implementation	6		-		-		6		-	
Non-recurring other legal and consulting costs	6		6		-		13		-	
Activism response, legal and consulting costs	-		-		-		-		4	
Write-off of debt issuance costs	-		-		-		-		1	
Asset disposal	-		(3)		-		(3)		1	
Foreign currency (gains) losses	-		(2)		2		(2)		3	
Adjusted EBITDA	$ 36	5.3%	$ 54	6.8%	$ 47	6.1%	$ 126	5.8%	$ 169	7.2%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 5, 2025.

Adjusted Net Income from Continuing Operations Reconciliation

APPENDIX

($ millions)	THREE MONTHS ENDED			NINE MONTHS ENDED	
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net (loss) income	$ (9)	$ 13	$ 29	$ (18)	$ 78
Loss from discontinued operations, net of tax	-	-	-	30	1
Net (loss) income from continuing operations	(9)	13	29	12	79
Facility closures, net of tax	-	-	-	-	1
Asset disposal, net of tax	-	(2)	-	(2)	1
Internal control remediation, net of tax	-	-	-	2	-
ERP system implementation, net of tax	5	-	-	5	-
Non-recurring other legal and consulting costs, net of tax	5	4	-	10	-
Activism response, legal and consulting costs, net of tax	-	-	-	-	3
Increase (decrease) in LIFO reserve, net of tax	10	7	(5)	18	(3)
Adjusted net income from continuing operations	**$ 11**	**$ 22**	**$ 24**	**$ 45**	**$ 81**

Note: Adjusted net income from continuing operations is a non-GAAP measure. For a discussion of the use of adjusted net income from continuing operations, see our Current Report on Form 8-K dated November 5, 2025.

Net Debt & Leverage Ratio Calculation

APPENDIX

($ millions)	September 30, 2025	June 30, 2025	September 30, 2024
Long-term debt	**$ 472**	**$ 445**	**$ 85**
Plus: current portion of debt obligations	4	4	-
Total debt	**$ 476**	**$ 449**	**$ 85**
Less: cash	59	75	62
Net debt	**$ 417**	**$ 374**	**$ 23**
Net debt	$ 417	$ 374	$ 23
Trailing twelve months adjusted EBITDA	157	170	220
Net debt leverage ratio	**2.7x**	**2.2x**	**0.1x**
Preferred stock	-	-	355
Net debt including preferred stock	-	-	378
Trailing twelve months adjusted EBITDA	N/A	N/A	220
Net debt leverage ratio including preferred stock	**N/A**	**N/A**	**1.7x**

Note: Net debt and net debt leverage ratio are non-GAAP measures. For a discussion of the use of net debt and net debt leverage ratio, see our Current Report on Form 8-K dated November 5, 2025.

Merger Information

APPENDIX

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the merger, DNOW filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of DNOW and MRC Global that also constitutes a prospectus of DNOW common shares to be offered in the merger. Each of DNOW and MRC Global may also file other relevant documents with the SEC regarding the merger. This document is not a substitute for the prospectus or registration statement or any other document that DNOW or MRC Global may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Investors and security holders are able to obtain free copies of the registration statement and joint proxy statement/prospectus and other documents containing important information about MRC Global, DNOW and the merger, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MRC Global will be available free of charge on MRC Global's website at https://investor.mrcglobal.com/ or by contacting MRC Global's Investor Relations Department by email at Investor.Relations@mrcglobal.com or by phone at (832) 308-2847. Copies of the documents filed with the SEC by DNOW will be available free of charge on DNOW's website at https://ir.dnow.com/ or by contacting DNOW's Investor Relations Department by email at ir@dnow.com or by phone at (281) 823-4006.